Novelis Fourth Quarter & FY 2012
Earnings Conference Call
Philip Martens
President and Chief Executive Officer
Steve Fisher
Senior Vice President and Chief Financial Officer
Brighter Ideas with Aluminum
May 24, 2012
Exhibit 99.2

Safe Harbor Statement
Forward-Looking Statements
Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws.  Forward-looking statements include statements preceded by, followed by, or including the words "believes,"
"expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions.  Examples of forward-looking statements in this presentation are statements about future global growth in flat rolled products, our anticipated capital expenditures in fiscal year 2013, and our expectations for demand recovery in fiscal year 2013.  Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements.  We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.  Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things:
changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers’ industries;
changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates; and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive.  Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 are specifically incorporated by reference into this presentation.
Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures as defined by SEC rules.  We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers.  However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies.  These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures.  We have included reconciliations of each of these measures to the most directly comparable GAAP measure.  In addition, a more detailed description of these non-
GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as
Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release.

NOVELIS’ STRATEGY SUMMARY & OUTLOOK FY 2012 HIGHLIGHTS Agenda DETAILED FINANCIAL PERFORMANCE 3

4 4

5
Fiscal 2012 Highlights
Record EBITDA/tonne of $371 despite 4% decrease in
Shipments
Generated Record Free Cash Flow before CapEx
Strategic Expansions Progressing Well
Continued Executing on our Strategy
Strong Performance & Execution Throughout FY2012

6 6

7
Novelis’ Strategy
• Product Portfolio/Footprint Optimization
• One Novelis
• Major Rolling Expansions in South America, Asia & North
America
• Major Recycling Expansions Worldwide
CONTINUE TO STRENGTHEN THE BUSINESS
CAPTURE GROWTH IN OUR GLOBAL FRP MARKETS
80% RECYCLED CONTENT IN OUR PRODUCTS BY 2020

Executing on Novelis’ Strategy – FY12 Actions
•
Announced Divestiture of Three Foil Mills in Europe
• Announced Closure of Saguenay Plant in Canada
• Buyout of Minority Interests in Korean Operations
• Announced Intent to Exit the Evermore Joint Venture
CONTINUE TO STRENGTHEN THE BUSINESS

Executing on Novelis’ Strategy – FY12 Actions
•
Progressing well on All Major Rolling Expansions -- Brazil,
South Korea & United States
• Announced Entry Point into China through a new Plant geared at Automotive Sheet Finishing Capabilities in Changzhou City in
the Jiangsu Province of China
CONTINUE TO STRENGTHEN THE BUSINESS
CAPTURE GROWTH IN OUR GLOBAL FRP MARKETS

Executing on Novelis’ Strategy – FY12 Actions
CONTINUE TO STRENGTHEN THE BUSINESS
CAPTURE GROWTH IN OUR GLOBAL FRP MARKETS
•
Commissioned Norf Recycling Facility
• Planned Recycling Investments for Brazil, South Korea
and Europe
• Increased Recycled Content in Products from 33% in
FY11 to 39% for FY12
80% RECYCLED CONTENT IN OUR PRODUCTS BY 2020

Executing on Novelis’ Strategy – FY12 Actions
• Announced Divestiture of Three Foil Mills in Europe
• Announced Closure of Saguenay Plant in Canada
• Buyout of Minority Interests in Korean Operations
• Announced Intent to Exit the Evermore Joint Venture
• Progressing well on All Major Rolling Expansions
• Announced Entry Point into China through a new Plant geared at
Automotive Sheet Finishing Capabilities in Changzhou City in the
Jiangsu Province of China
• Commissioned Norf Recycling Facility
• Planned Recycling Investments for Brazil, South Korea and Europe
• Increased Recycled Content in Products from 33% in FY11 to 39% for
FY12
CONTINUE TO STRENGTHEN THE BUSINESS
CAPTURE GROWTH IN OUR GLOBAL FRP MARKETS
80% RECYCLED CONTENT IN OUR PRODUCTS BY 2020

28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
19,200
4,350
400
350
600
800
25,700
2011
Asia
M&NA
South America
Europe
North America
2016

NOVELIS

12 (Kt) Strong FRP Growth Worldwide (2011-2016) Strong Long-Term Outlook Supports Investments Source: February 2012 CRU, Novelis Estimates ~35% Growth Over 5 Years

Source: February 2012 CRU, Novelis Estimates
(Kt)
Strong Long-Term Outlook Supports Investments
•
Asia Represents 67% of Growth
• China Expected to Drive Majority
of this Growth
• China will Grow at a 11% CAGR
Over the Next 5 Years
Strong FRP Growth Worldwide (2011-2016)
19,200
4,350
400
350
600
800
25,700
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
26,000
28,000
2011 Asia M&NA South
America
Europe North
America
2016

China’s First Plant for Aluminum Automotive Sheet
~$100 Million Plant Investment; ~120 kt Capacity
Commissioning at the End of 2014
Platform for Future Growth
NOVELIS TO BUILD ITS FIRST MANUFACTURING
PLANT IN CHINA
Novelis Enters China

Strengthening Unmatched Global Rolling Footprint
Brazil
Rolling Expansion
~220kt End of CY12
China
Auto Finishing Line
~120kt End of CY14
Korea
Rolling Expansion
~350kt End of CY13
United States
Auto Finishing Lines
~200kt Mid CY13
Global Rolling Strategic Investments
Shipments (Kt)

16 Global Recycling Investments Brazil Pinda North America Italy Pieve Korea Yeongju Germany Nachterstedt Germany Norf Unmatched Global Recycling Footprint

17

Fourth Quarter Financial Highlights
(Q4FY12 vs. Q4FY11)
Shipments Down 9% to 703 Kilotonnes
Net Sales Down 12% to $2.6 Billion
Adjusted EBITDA Down 17% to $233 Million
Free Cash Flow Before CapEx of $318 Million
Net Income, Excluding Special Items, of $25 Million
Net Loss of $107 Million
Demand Continuing to Improve Sequentially

Shipments & Sales
Total Company
Sales (Billions) • Shipments (Kt)
Short-term Softness in Most Regions
Shipments Sales
Q4FY12 Q4FY11
(18%)
(5%)
(9%)
(2%)
Shipments by Region
3.0
2.6
200
350
500
650
800
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
Q4FY11 Q4FY12
0
50
100
150
200
250
300
South
America
Asia Europe North
America

20
(Millions)
Adjusted EBITDA Trend
Short-term Softness Impacting EBITDA
TTM EBITDA Quarterly EBITDA
238
280
306
301
213
233
$800
$850
$900
$950
$1,000
$1,050
$1,100
$1,150
$0
$50
$100
$150
$200
$250
$300
$350
Q3FY11 Q4FY11 Q1FY12 Q2FY12 Q3FY12 Q4FY12

21
FY12 Financial Highlights
Strong Performance & Execution throughout FY2012
Shipments Down 4% to 2,838 Kilotonnes
Net Sales Up 5% to $11 Billion
Adjusted EBITDA Down 2% to $1.053 Billion
Free Cash Flow Before CapEx of $614 Million
Liquidity of $1 Billion
Net Income, Excluding Special Items, of $218 Million
Net Income of $63 Million
(FY12 vs. FY11)

Adjusted EBITDA/tonne & Shipments
$176
$279
$361
$371
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
3,000
$0
$100
$200
$300
$400
$500
FY09 FY10 FY11 FY12
EBITDA/tonne Shipments (Kts)
Record EBITDA/tonne Despite 4% Decrease in Shipments

23 (Millions) Free Cash Flow Before CapEx FY11 FY12 FY13E FY11 FY12 FY13E $0 $200 $400 $600 $800 Strong Cash Flow Generation Continues $544 $614 $600-700

(Millions)
Capital Expenditures
FY11 FY12
FY13E
• Brazil Mill Expansion
• South Korea Mill Expansion
•
• Global Recycling Initiatives
FISCAL 2013 CAPEX:
$234
$516
$0
$200
$400
$600
$800
$650-700
Continued Focus & Execution on Strategic Investments

in North America & China
Automotive Capacity Increase

25

Summary & FY13 Outlook
Executing on our Strategy
• Taking Action to Strengthen the Business
• Strategic Expansions Progressing Well
• Making Progress Towards our Goal of 80% Recycled Content by 2020
Unmatched Global Rolling & Recycling Footprint
Adjusted EBITDA above FY12 $1.05 Billion
• Demand Recovery Continuing into FY13
Free Cash Flow before CapEx of approximately $600-700 Million
Capital Expenditures of approximately $650-700 Million

27

28

Income Statement Reconciliation to Adjusted EBITDA
(in $ m)
Q1
FY11
Q2
FY11
Q3
FY11
Q4
FY11
FY11
Q1
FY12
Q2
FY12
Q3
FY12
Q4
FY12
FY12
Net Income (loss) Attributable to Our Common
Shareholder
50 62 (46) 50 116 62 120 (12) (107) 63
- Interest, net (36) (37) (42) (79) (194) (73) (73) (71) (73) (290)
- Income tax (provision) benefit (15) (56) (33) 21 (83) (59) 7 10 3 (39)
- Depreciation and amortization
(103) (104) (100) (97) (404) (89) (81) (79) (80) (329)
- Noncontrolling interests
(9) (11) (11) (13) (44) (15) (10) (1) (1) (27)
EBITDA 213 270 140 218 841 298 277 129 44 748
- Unrealized gain (loss) on derivatives (47) 1 9 (27) (64) 26 (1) (63) (23) (62)
- Realized gain on derivative instruments not included  in
segment income
- - 4 1 5 2 - (3) 2 1
- Loss on early extinguishment of debt - - (74) (10) (84) - - - - -
- Proportional consolidation  (10) (11) (10) (14) (45) (13) (12) (9) (15) (49)
- Restructuring  charges, net (6) (9) (20) 1 (34) (19) (11) (1) (29) (60)
- Loss on assets held for sale - - - - - - - - (111) (111)
- Others costs, net
13 (2) (7) (13) (9) (4) - (8) (13) (24)
Adjusted EBITDA 263 291 238 280 1,072 306 301 213 233 1,053
Other Income (expense) Included in Adjusted EBITDA
- Metal price lag
9 19 - (3) 25 5 15 8 (19) 9
- Foreign currency remeasurement
(22) 20 1 9 8 (8) - (2) (4) (14)
- Purchase accounting (3) (4) (3) (3) (13) (3) (3) (3) (3) (13)

Free Cash Flow
(in $m)
FY11 FY12
Q1 Q2 Q3 Q4
Full
Year
Q1 Q2 Q3 Q4
Full
Year
Cash Provided by (used in)
Operating Activities
22 102 94 236
454
(115) 171 145 355 556
Cash Provided by (used in)
Investing Activities)
27 (2) (39) (99)
(113)
(79) (40) (72) (251) (442)
Less: Proceeds from Sales of
Fixed Assets
(15) (3) (10) (3)
(31)
0 1 (10) (7) (16)
Free Cash Flow
34 97 45 134
310
(194) 130 63 99 98

Explanation of Other Income (Expenses)
Included in Adjusted EBITDA
1) Metal Price Lag Net of Related Hedges:
On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize impact of this “lag”.
2) Foreign Currency Remeasurement Net of Related Hedges:
All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement.
3) Purchase Accounting:
Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were
“pushed down” to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability.